EXHIBIT 99.2

OAKLEY, INC.

FORM OF COMBINED EMPLOYEE INCENTIVE STOCK OPTION AND
NON-QUALIFIED STOCK OPTION AGREEMENT

     COMBINED INCENTIVE STOCK OPTION AND NON-QUALIFIED STOCK OPTION AGREEMENT, dated as of the __th day of _____, 200_, by and between Oakley, Inc., a Washington corporation (the “Company”), and XXXX XXXX (the “Optionee”), an employee of the Company.

     Pursuant to the Company’s 1995 Stock Award and Incentive Plan (the “Plan”), the Administrator of the Plan (the “Administrator”) has determined that the Optionee is to be granted an option (the “Option”) to purchase shares of the Company’s Common Stock, on the terms and conditions set forth herein, and hereby grants such Option. It is intended that, to the extent permitted by law, the Option constitute an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and that any remaining portion of the Option constitutes a “non-qualified” stock option. Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

     1. Number of Shares and Option Price. The Option entitles the Optionee to purchase XXXX shares of the Company’s common stock, par value $.01 per share (the “Option Shares”), at a price (the “Option Price”) of XXX per share.

     2. Period of Option. The term of the Option and of this Option Agreement shall commence on the date hereof (the “Date of Grant”) and shall terminate upon the expiration of ten (10) years from the Date of Grant. Upon the termination of the Option, all rights of the Optionee hereunder shall cease.

     3. Conditions of Exercise. (a) The Option shall become exercisable as to twenty-five percent (25%) of the Option Shares on the first anniversary of the Date of Grant and as to an additional twenty-five percent (25%) on each of the second, and third and fourth anniversaries of such date (each such exercise date, a “Vesting Date”); provided that on a Vesting Date the Optionee is, and has continuously since the Date of Grant of the Option, remained in the employ of the Company.

     (b) Except as otherwise provided herein, Options may not be exercised unless the Optionee is then in the employ of the Company, and unless the Optionee has remained continuously so employed since the Date of Grant of the Option.

     (c) If the employment of the Optionee terminates for any reason (other than by reason of death, disability or retirement), all Options theretofore granted to and then exercisable by such Optionee (except those that have previously terminated) may be exercised by the Optionee within three months after the date of such termination, and will thereafter be forfeited.

     (d) If the Optionee dies while in the employ of the Company or dies within three months after termination of employment (other than termination for Cause, as defined in Section 5 prior to the occurrence of a change in control, as defined in Section 5), or if the employment of the Optionee terminates by reason of disability or retirement, all Options theretofore granted to and then exercisable by such Optionee (except those that have previously terminated) may be exercised by the Optionee or any person or persons to whom the Optionee’s rights pass by reason of death or disability, within one year after the earlier to occur of the Optionee’s death or disability, and will thereafter be forfeited.

     (e) Notwithstanding the foregoing, if the employment of the Optionee is terminated for Cause, prior to the occurrence of a change in control, all Options then held by such Optionee (as defined in Section 5) to the extent not theretofore exercised, shall terminate on the date of such termination.

     (f) Notwithstanding anything to the contrary herein, in the event that, within a period of twelve (12) months following a Change in Control, the Optionee’s employment with the Company shall be terminated (i) by the Company for any reason or (ii) by the Optionee for Good Reason (as defined in Section 5), the Option shall vest and become exercisable with respect to 100% of the Option Shares immediately upon such termination of employment.

     4. Adjustment of Option. The number and class of shares subject to the Option and the Option Price shall be subject to appropriate adjustment in the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassification, mergers, consolidations, reorganizations, liquidations or other corporate events, as provided in the Plan.

5. Definitions

     (a) For the purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if:

          (i) any “person”, as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; Jim Jannard, his affiliates, spouse, widow, lineal descendants and heirs, devisees and donees, and trusts created by Jim Jannard for the benefit of such persons; or any company owned, directly or indirectly, by all the stockholders of the Company in substantially the same proportions as their ownership of the Company’s common stock (each such person, and “Excluded Person”) is or becomes after the Date of Grant the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company) representing 25% or more of the combined voting power of the Company’s then outstanding securities; or

          (ii) during any period of two consecutive years (not including any period prior to the Date of Grant), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this subsection (a)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an Excluded Person) acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

provided, however, that no event shall be deemed to be a Change in Control if, immediately following such event, Jim Jannard, his affiliates, spouse, widow, lineal descendants and heirs, devisees and donees, and trusts created by Jim Jannard for the benefit of such persons shall together be the beneficial owners of 50% or more of the then outstanding shares of the common stock of the Company or any successor.

     (b) For purposes of this Agreement, “Good Reason” shall mean the occurrence, after a Change in Control of the Company, of any of the following:

          (i) The assignment of the Optionee of any duties substantially inconsistent with the Optionee’s position, duties, responsibilities and status with the Company immediately prior to the Change in Control;

          (ii) A material reduction in the Optionee’s annual base salary, incentive compensation opportunities, or any other material components of the Optionee’s total compensation as in effect immediately prior to the Change in Control; or

          (iii) The relocation of the Company’s principal executive offices to a location outside Orange County (or, if different, the metropolitan area in which such offices are located immediately prior to the Change in Control) or the Company’s requiring the Optionee to be based anywhere other than in the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with the Optionee’s business travel obligations immediately prior to the Change of Control.

     (c) For purposes of this Agreement, “Cause” shall mean the occurrence of any of the following:

          (i) Optionee’s willful material breach or habitual willful neglect of Optionee’s duties as an employee of the Company;

          (ii) Optionee’s commission or conviction of any crime or criminal offense involving theft, fraud, embezzlement, misappropriation of assets, malicious mischief, or any felony; or

          (iii) Optionee’s willful engagement in conduct which is demonstrably injurious to the Company, monetarily or otherwise, including, but not limited to, conduct that constitutes activity which is competitive with the Company.

     6. Nontransferability of Option. The Option shall not be transferable other than by will or the laws of descent and distribution. More particularly, but not by way of limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, pledged or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecated, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the option shall be null and void and without effect.

     7. Exercise of Option. The Option shall be exercised in the following manner: the Optionee (or any successor in interest) shall deliver to the Company written notice specifying the number of Option Shares which the Optionee elects to purchase, together with either (i) cash, (ii) the number of shares of Stock already owned by the Optionee having a Fair Market Value (as of the date of exercise) equal to the price to be paid upon the exercise of the Option, or (iii) any combination of cash and shares of Stock already owned by the Optionee, the sum of which equals the total price to be paid upon the exercise of the Option, and the Option Shares so purchased shall thereupon be promptly delivered.

     8. Notices. Any notice required or permitted under this Option Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Optionee either at the address herein below set forth or such other address as the Optionee may designate in writing to the Company, or to the Company: Attention: Secretary (or his designee), at the Company’s address or such other address as the Company may designate in writing to the Optionee.

     9. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     10. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Washington without regard to its principles of conflict of laws.

     11. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

     12. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by the parties hereto.

     13. Rights as a Shareholder. Neither the Optionee nor any successor in interest shall have any rights as a stockholder of the Company with respect to any Option Shares until the date of issuance of a stock certificate for such Option Shares and until such Option Shares are paid in full.

     14. Agreement Not a Contract of Employment. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to be employed as an employee of or consultant to the Company or any subsidiary or affiliate for any period of time or at any specific rate of compensation.

     15. Investment Representation. Upon the exercise of all or any part of the Option, the Committee may require the Optionee to furnish to the Company an agreement (in such form as the Administrator may specify) in which the Optionee shall represent that the Option Shares to be acquired upon exercise of the Option are to be acquired for the Optionee’s own account and not with a view to the sale or distribution thereof.

     16. Authority of the Administrator. The Administrator shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

     IN WITNESS WHEREOF, the parties have executed this Option Agreement on the day and year first above written.

OAKLEY, INC.

By:

Its:

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan herein incorporated by reference.

Optionee

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